                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Jerry's Famous Deli, Inc. of our report dated March 26, 1999 appearing on page 32 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 31, 1999